Exhibit 99.1

Supplemental Information

(Unaudited)

March 31, 2008

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

March 31, 2008

Page

Highlights and Discussion

Reporting Period Highlights – First Quarter 2008	1
Forward-Looking Statements	3

Financial Statements

Quarterly Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Quarterly Consolidated Statements of Operations	6
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	7
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	8

Selected Financial Analyses

Quarterly Equity Analysis	9
Quarterly Debt Analysis	10
Quarterly Operating Ratios	11
Quarterly Dividend Analysis	12
Investor Composition and Analyst Coverage	13
Debt Maturity Schedule – March 31, 2008	14

Portfolio Summary

Property Summary by Region – March 31, 2008 – Wholly Owned Properties	15
Property Summary by Region – March 31, 2008 – Joint Venture Properties	21
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	22
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	23
Top Twenty Office Tenants of Wholly Owned Properties as of March 31, 2008	24
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	25
Same Office Property Cash and GAAP Net Operating Income by Quarter	26
Average Occupancy Rates by Region for Same Office Properties	27
Office Lease Expiration Analysis by Year for Wholly Owned Properties	28
Quarterly Office Renewal Analysis for Wholly Owned Properties as of March 31, 2008	29
Year to Date Wholly Owned Disposition Summary as of March 31, 2008	30
Development Summary as of March 31, 2008	31
Total Development Placed into Service as of March 31, 2008	33
Land Inventory as of March 31, 2008	34
Joint Venture Summary as of March 31, 2008	35
Reconciliations of Non GAAP Measurements	36

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non GAAP measurements have been provided on page 36.  Refer to our Form 8-K for definitions of certain terms used herein.

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses on strategic customer relationships and specialized tenant requirements in the U.S. Government, Defense Information Technology and Data sectors.  The Company acquires, develops, manages and leases properties which are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in growth corridors.  The Company’s portfolio primarily consists of technically sophisticated buildings in visually appealing settings that are environmentally sensitive, sustainable and meet unique customer requirements.  More information on COPT can be found at www.copt.com.

Reporting Period Highlights – First Quarter 2008

Financial Results

•

Reported FFO – diluted of $32,373,000 or $.58 per share/unit, for the first quarter of 2008 as compared to $28,288,000, or $.51 per share/unit, for the comparable 2007 period, representing an increase of 13.7% per share/unit.

•

Reported Net Income Available to Common Shareholders of $7,370,000, or $.15 per diluted share, for the first quarter of 2008 as compared to $1,554,000, or $.03 per diluted share, for the comparable 2007 period. Our first quarter 2008 net income contains $1.9 million, or $.04 per share, of gain on sales of real estate, net of income taxes and minority interests.

•	Reported AFFO – diluted of $24,490,000 for the first quarter of 2008 as compared to $22,065,000 for the comparable 2007 period, representing an increase of 11.0%.

•	Our FFO payout ratio was 58.5% for the first quarter of 2008 as compared to 60.4% for the comparable 2007 period. Our AFFO payout ratio was 77.4% for both the first quarters of 2008 and 2007.

Dispositions

•

On January 31, 2008, we sold a 142,385 square foot operating property located in Central New Jersey for $17.0 million and realized a $1.4 million gain. On April 1, 2008, we sold a 41,398 square foot property for $3.2 million, reducing our Central New Jersey portfolio to only two properties totaling 201,200 square feet.

•

On March 31, 2008, the Maryland State Highway Administration deposited approximately $654,000 of condemnation proceeds into an account on our behalf, primarily for the transfer of White Marsh land that will facilitate the expansion of Interstate 95. We recognized a gain of $293,000 associated with these condemnation proceeds during this quarter.

Development / Joint Ventures

•

During the first quarter of 2008, we sold 53,417 square feet of flex/warehouse condominiums for $8.4 million, held through our 92.5% joint venture interest in 13849 Park Center Road, LLC, and realized an after-tax gain of $768,000 (or $554,000, net of minority interests).

•

On January 29, 2008, we completed the formation of M Square Associates, LLC, a joint venture in which we hold a 45% economic interest, and affiliates of the University of Maryland and Manekin LLC hold a combined 55% economic interest. This joint venture will ground lease, develop and manage office properties, approved for up to approximately 750,000 square feet, located in M Square Research Park in College Park, Maryland. This joint venture constructed a 116,107 square foot property located at 5825 University Research Court, within M Square Research Park, and has pre-leased 35.74% or 41,500 square feet.

•

During the first quarter, we placed into service 202,161 square feet in three properties. Two of these properties contained an aggregate of 89,497 square feet placed into service in the second and third quarters of 2007. This total space, consisting of 291,658 square feet, was 74.85% leased as of March 31, 2008.

Operations

•	Our wholly owned portfolio was 92.89% occupied and 94.07% leased, as of March 31, 2008. Our entire portfolio was 92.75% occupied and 93.89% leased, as of March 31, 2008.

•

Our same office property cash NOI, excluding the effect of a $1.1 million reduction in lease termination fees, for the quarter ended March 31, 2008 increased by 5.0%, or $2.5 million, as compared to the quarter ended March 31, 2007. Including the effect of lower lease termination fees, our same office property NOI increased 2.8%, or $1.4 million, as compared to the quarter ended March 31, 2007. Our same office portfolio consists of 164 properties and represents 82.5% of our wholly owned portfolio as of March 31, 2008.

•

Weighted average lease term of our wholly owned portfolio is 4.8 years, as of March 31, 2008 with an average contractual rental rate (including tenant reimbursements of operating costs) of $21.87 per square foot.

•

We renewed 587,924 square feet, or 83.2%, of our expiring office leases (based upon square footage) with an average committed cost of $3.77 per square foot during the first quarter. For our renewed space only, we realized an increase in total rent of 12.3%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 6.4% in total cash rent. For our renewed and retenanted space of 719,436 square feet, we realized an increase in total rent of 9.9%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 3.9% in total cash rent. We incurred an average committed cost of $6.48 per square foot for our renewed and retenanted space in the first quarter.

•

We recognized $56,000 in lease termination fees, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues) in the quarter ended March 31, 2008, as compared to $1.7 million in the quarter ended March 31, 2007.

Financing Activity and Capital Transactions

•

As of March 31, 2008, our ratio of debt to market capitalization was 46.8%, and our ratio of debt to undepreciated book value of real estate assets was 61.1%. We achieved an EBITDA interest coverage ratio of 2.96x and an EBITDA fixed charge coverage ratio of 2.45x for this quarter.

Subsequent Events

•

On May 2, 2008, we closed a $225 million construction loan facility, requiring interest only payments based upon a pricing grid, depending upon our leverage ratio, which was initially priced at LIBOR plus 160 basis points. This recourse construction facility will provide financing capacity for our development pipeline and will mature in May 2011, subject to a one-year extension option. We initially borrowed $35.4 million which was used to repay borrowings under our Revolver.

•	In April 2008, we executed three long term leases for 114,191 square feet in three properties under construction, improving our pre-leased percentage to 26.4%.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•	our ability to borrow on favorable terms;

•	general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•	adverse changes in the real estate markets including, among other things, increased competition with other companies;

•

risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•

risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•	our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•	governmental actions and initiatives; and

•	environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2007.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2008	2007
	March 31	December 31	September 30	June 30	March 31

Revenues from Real Estate Operations	$97,280	$94,662	$94,245	$90,494	$89,009

Total Revenues	$106,272	$103,160	$105,202	$102,187	$99,086

Combined Net Operating Income	$62,692	$63,734	$62,573	$61,775	$58,308

EBITDA	$60,150	$61,255	$61,783	$58,381	$53,852

Net Income	$11,395	$9,929	$11,431	$7,877	$5,547
Preferred Share dividends	(4,025)	(4,025)	(4,025)	(4,025)	(3,993)
Net Income Available to Common Shareholders	$7,370	$5,904	$7,406	$3,852	$1,554

Earnings per diluted share	$0.15	$0.12	$0.15	$0.08	$0.03

Funds From Operations (FFO) - Diluted	$32,373	$32,832	$32,352	$31,837	$28,288
FFO per diluted share	$0.58	$0.59	$0.58	$0.57	$0.51

Adjusted FFO - Diluted	$24,490	$23,232	$23,856	$21,614	$22,065

Payout Ratios:

Earnings Payout	219.6%	272.6%	217.3%	379.4%	934.9%

FFO - Diluted	58.5%	57.5%	58.3%	54.0%	60.4%

AFFO - Diluted	77.4%	81.2%	79.1%	79.5%	77.4%

Total Dividends/Distributions	$23,143	$23,064	$23,059	$21,377	$21,241

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2008	2007
	March 31	December 31	September 30	June 30	March 31

Assets
Investment in real estate:
Land - operational	$416,632	$416,711	$415,061	$414,870	$412,791
Land - development	210,449	214,696	218,890	205,887	193,715
Construction in progress	198,514	181,316	193,081	163,811	185,579
Buildings and improvements	2,095,178	2,079,963	2,029,300	1,996,094	1,919,555
Less: accumulated depreciation	(303,694)	(288,732)	(270,899)	(255,571)	(236,955)
Net investment in real estate	2,617,079	2,603,954	2,585,433	2,525,091	2,474,685

Cash and cash equivalents	37,607	24,638	21,895	15,123	22,003
Restricted cash	16,712	15,121	16,874	20,482	19,030
Accounts receivable, net	19,832	24,831	20,680	18,826	24,478
Deferred rent receivable	56,330	53,631	50,891	47,579	44,294
Intangible assets on real estate acquisitions, net	102,647	108,661	116,368	123,861	131,934
Deferred charges, net	48,231	49,051	46,019	47,292	45,496
Prepaid and other assets	38,306	51,966	57,863	56,475	52,803
Total assets	$2,936,744	$2,931,853	$2,916,023	$2,854,729	$2,814,723

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,645,968	$1,625,842	$1,599,912	$1,552,478	$1,515,183
3.5% Exchangeable Senior Notes	200,000	200,000	200,000	200,000	200,000
Accounts payable and accrued expenses	66,210	75,535	80,281	61,018	60,560
Rents received in advance and security deposits	33,169	31,234	25,568	27,967	26,731
Dividends and distributions payable	22,519	22,441	22,433	20,754	20,687
Deferred revenue associated with acquired operating leases	10,665	11,530	12,475	13,522	14,607
Distributions in excess of investment in unconsolidated real estate joint ventures	4,215	4,246	4,124	3,852	3,797
Other liabilities	10,171	8,288	6,855	6,618	7,918
Total liabilities	1,992,917	1,979,116	1,951,648	1,886,209	1,849,483

Minority interests:
Common units in the Operating Partnership	111,904	114,127	115,837	119,297	118,614
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated real estate joint ventures	8,421	7,168	6,970	2,654	2,408
Total minority interests	129,125	130,095	131,607	130,751	129,822

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	81	81	81	81	81
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 47,616,438 shares issued as of March 31, 2008)	476	474	473	472	469
Additional paid-in capital	953,473	950,615	949,392	944,818	932,287
Cumulative distributions in excess of net income	(134,960)	(126,156)	(115,963)	(107,277)	(96,516)
Accumulated other comprehensive loss	(4,368)	(2,372)	(1,215)	(325)	(903)
Total shareholders’ equity	814,702	822,642	832,768	837,769	835,418
Total shareholders’ equity and minority interests	943,827	952,737	964,375	968,520	965,240
Total liabilities and shareholders’ equity	$2,936,744	$2,931,853	$2,916,023	$2,854,729	$2,814,723

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2008	2007
	March 31	December 31	September 30	June 30	March 31

Revenues
Rental revenue	$81,834	$81,169	$80,163	$78,463	$75,399
Tenant recoveries and other real estate operations revenue	15,446	13,493	14,082	12,031	13,610
Construction contract revenues	8,514	7,716	10,047	10,620	8,691
Other service operations revenues	478	782	910	1,073	1,386
Total Revenues	106,272	103,160	105,202	102,187	99,086

Expenses
Property operating expenses	34,563	31,099	31,602	29,046	31,583
Depreciation and amortization associated with real estate operations	24,937	25,933	26,070	26,880	25,997
Construction contract expenses	8,283	7,597	9,507	10,136	8,483
Other service operations expenses	602	733	806	1,126	1,405
General and administrative expenses	5,933	5,758	5,743	5,326	4,877
Total Operating Expenses	74,318	71,120	73,728	72,514	72,345

Operating Income	31,954	32,040	31,474	29,673	26,741
Interest expense	(20,329)	(20,743)	(20,968)	(20,437)	(19,776)
Amortization of deferred financing costs	(803)	(970)	(901)	(921)	(884)
Gain on sales of non-real estate investments	46	—	—	1,033	—

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	10,868	10,327	9,605	9,348	6,081
Equity in loss of unconsolidated entities	(54)	(27)	(46)	(57)	(94)
Income tax expense	(112)	(89)	(197)	(178)	(105)
Income from continuing operations before minority interests	10,702	10,211	9,362	9,113	5,882
Minority interest in income from continuing operations Common units in the Operating Partnership	(994)	(919)	(800)	(816)	(293)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	14	32	12	31	47

Income from continuing operations	9,557	9,159	8,409	8,163	5,471
Income (loss) from discontinued operations, net of minority interests	1,036	409	1,984	(447)	76
Income before gain on sales of real estate	10,593	9,568	10,393	7,716	5,547
Gain on sales of real estate, net of income taxes and minority interests	802	361	1,038	161	—

Net Income	11,395	9,929	11,431	7,877	5,547
Preferred share dividends	(4,025)	(4,025)	(4,025)	(4,025)	(3,993)

Net Income Available to Common Shareholders	$7,370	$5,904	$7,406	$3,852	$1,554

For EPS Computations:

Numerator for Dilutive EPS	$7,370	$5,904	$7,406	$3,852	$1,554

Denominator:
Weighted Average Common Shares - Basic	47,001	46,947	46,781	46,686	45,678
Dilutive effect of share-based compensation awards	765	914	1,005	1,105	1,465
Weighted Average Common Shares - Diluted	47,766	47,861	47,786	47,791	47,143

Earnings per diluted share	$0.15	$0.12	$0.15	$0.08	$0.03

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars in thousands)

	2008	2007
	March 31	December 31	September 30	June 30	March 31

Net Income	$11,395	$9,929	$11,431	$7,877	$5,547
Combined real estate related depreciation and other amortization	24,944	26,607	26,266	27,087	26,300
Depreciation and amortization of unconsolidated real estate entities	164	163	166	169	168
Depreciation and amortization allocable to minority interests in other consol. entities	(49)	(51)	(48)	(47)	(42)
(Gain) loss on sales of real estate properties, excluding development, net of income taxes	(1,380)	(1,049)	(2,789)	11	—
Funds From Operations (FFO)	35,074	35,599	35,026	35,097	31,973

Minority interest - common units, gross	1,324	1,258	1,351	765	308
Preferred share dividends	(4,025)	(4,025)	(4,025)	(4,025)	(3,993)
Funds From Operations (FFO) - Basic & Diluted	32,373	32,832	32,352	31,837	28,288

Straight line rent adjustments	(2,656)	(2,680)	(3,247)	(3,224)	(2,571)
Amortization of deferred market rental revenue	(445)	(416)	(585)	(473)	(511)
Recurring capital expenditures	(4,782)	(6,504)	(4,664)	(6,526)	(3,141)
Adjusted Funds From Operations (AFFO) - Diluted	$24,490	$23,232	$23,856	$21,614	$22,065

Preferred dividends	$4,025	$4,025	$4,025	$4,025	$3,993
Preferred distributions	165	165	165	165	165
Common distributions	2,771	2,777	2,777	2,574	2,554
Common dividends	16,182	16,097	16,092	14,613	14,529
Total Dividends/Distributions	$23,143	$23,064	$23,059	$21,377	$21,241

Denominator for earnings per share - Diluted	47,766	47,861	47,786	47,791	47,143
Common units	8,154	8,167	8,297	8,313	8,411
Denominator for funds from operations per share - Diluted	55,920	56,028	56,083	56,104	55,554

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars in thousands)

	2008	2007
	March 31	December 31	September 30	June 30	March 31

Net Income	$11,395	$9,929	$11,431	$7,877	$5,547
Combined interest expense	20,350	20,799	21,145	21,074	20,264
Combined amortization of deferred financing costs	803	970	901	921	884
Combined income tax expense	685	1,201	197	181	105
Depreciation of furniture, fixtures and equipment (ff&e)	384	358	339	342	326
Combined real estate related depreciation and other amortization	24,944	26,607	26,266	27,087	26,300
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	100	(32)	(12)	(31)	(47)
Minority interest - common units, gross	1,324	1,258	1,351	765	308
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$60,150	$61,255	$61,783	$58,381	$53,852
Add back:
General and administrative	5,933	5,758	5,743	5,326	4,877
Depreciation of ff&e included in general and administrative expense	(384)	(358)	(339)	(342)	(326)
Income from service operations	(107)	(168)	(644)	(431)	(189)
(Gain) loss on sales of depreciated real estate properties	(1,276)	(1,093)	(2,789)	11	—
Gain on sale of non-real estate investments	(46)	—	—	(1,033)	—
Non-operational property sales and real estate services	(1,632)	(1,687)	(1,227)	(194)	—
Equity in loss of unconsolidated entities	54	27	46	57	94
Combined Net Operating Income (NOI)	$62,692	$63,734	$62,573	$61,775	$58,308

Discontinued Operations
Revenues from real estate operations	$141	$454	$593	$676	$1,386
Property operating expenses	(166)	(283)	(663)	(349)	(504)
Depreciation and amortization	(7)	(674)	(196)	(207)	(303)
Income taxes	—	(44)	—	—	—
Interest	(21)	(56)	(177)	(637)	(488)
Gain (loss) on sales of depreciated real estate properties	1,276	1,093	2,789	(11)	—
Income (loss) from discontinued operations	1,223	490	2,346	(528)	91
Minority interests in discontinued operations	(187)	(81)	(362)	81	(15)
Income (loss) from discontinued operations, net of minority interests	$1,036	$409	$1,984	$(447)	$76

Gain on sales of real estate, net, per statements of operations	$802	$361	$1,038	$161	$—
Add income taxes and minority interest (MI)	830	1,326	189	33	—
Gain (loss) on sales of real estate from discontinued operations	1,276	1,093	2,789	(11)	—
Combined gain (loss) on sales of real estate	2,908	2,780	4,016	183	—
Non-operational property sales and real estate services	(1,632)	(1,687)	(1,227)	(194)	—
Gain (loss) on sales of depreciated real estate properties	$1,276	$1,093	$2,789	$(11)	$—

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2008	2007
	March 31	December 31	September 30	June 30	March 31
Common Equity - End of Quarter
Common Shares	47,616	47,366	47,345	47,155	46,880
Common Units	8,151	8,167	8,168	8,319	8,237
Total	55,768	55,533	55,513	55,474	55,117
End of Quarter Common Share Price	$33.61	$31.50	$41.63	$41.01	$45.68
Market Value of Common Shares/Units	$1,874,353	$1,749,290	$2,310,995	$2,274,978	$2,517,745

Common Shares Trading Volume
Average Daily Volume (Shares)	548	482	446	464	416
Average Daily Volume (Dollars in thousands)	$16,981	$17,714	$18,121	$20,650	$20,933
As a Percentage of Weighted Average Common Shares	1.2%	1.0%	1.0%	1.0%	0.9%

Common Share Price Range
Quarterly High	$36.16	$45.39	$44.63	$48.81	$56.45
Quarterly Low	$25.43	$30.81	$35.21	$40.47	$44.85
Quarterly Average	$30.97	$36.75	$40.66	$44.48	$50.27

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding (1)	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Total Convertible Preferred Equity	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 par value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 par value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Recorded Book Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares:
Common Shares Outstanding	47,001	46,947	46,781	46,686	45,678
Dilutive effect of share-based compensation awards	765	914	1,005	1,105	1,465
Common Units	8,154	8,167	8,297	8,313	8,411
Denominator for funds from operations per share - diluted	55,920	56,028	56,083	56,104	55,554

Capitalization
Recorded Book Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	1,874,353	1,749,290	2,310,995	2,274,978	2,517,745
Total Equity Market Capitalization	$2,099,487	$1,974,423	$2,536,128	$2,500,111	$2,742,878

Total Debt	$1,845,968	$1,825,842	$1,799,912	$1,752,478	$1,715,183

Total Market Capitalization	$3,945,455	$3,800,265	$4,336,040	$4,252,589	$4,458,061

Debt to Total Market Capitalization	46.8%	48.0%	41.5%	41.2%	38.5%
Debt to Total Assets	62.9%	62.3%	61.7%	61.4%	60.9%
Debt to Undepreciated Book Value of Real Estate Assets	61.1%	60.8%	60.5%	60.3%	60.3%

(1) We issued 531,667 Series K Cumulative Redeemable Preferred Shares with a $50.00 per share liquidation preference on January 9, 2007.

Quarterly Debt Analysis

(Dollars in thousands)

	2008		2007
	March 31		December 31		September 30		June 30		March 31
Debt Outstanding
Mortgage Loans	$1,144,879		$1,160,753		$1,169,094		$1,196,512		$1,174,859
Construction Loans	104,089		104,089		103,818		88,966		76,324
Unsecured Revolving Credit Facility	397,000		361,000		327,000		267,000		264,000
Exchangeable Senior Notes	200,000		200,000		200,000		200,000		200,000
	$1,845,968		$1,825,842		$1,799,912		$1,752,478		$1,715,183

Average Outstanding Balance
Mortgage Loans	$1,157,866		$1,163,419		$1,172,087		$1,184,784		$1,167,459
Construction Loans	104,089		104,084		95,025		85,624		60,559
Unsecured Revolving Credit Facility	377,420		352,043		312,792		276,350		254,419
Exchangeable Senior Notes	200,000		200,000		200,000		200,000		200,000
	$1,839,375		$1,819,546		$1,779,904		$1,746,758		$1,682,437

Interest Rate Structure
Fixed-Mortgage Loans	$1,110,379		$1,126,253		$1,134,594		$1,162,012		$1,051,243
Fixed-Exchangeable Senior Notes	200,000		200,000		200,000		200,000		200,000
Variable	385,589		349,589		365,318		290,466		363,940
Variable Subject to Interest Rate Protection (1) (2) (3)	150,000		150,000		100,000		100,000		100,000
	$1,845,968		$1,825,842		$1,799,912		$1,752,478		$1,715,183

% of Fixed Rate Loans (4)	79.11%		80.85%		79.70%		83.43%		78.78%
% of Variable Rate Loans (1) (2) (3)	20.89%		19.15%		20.30%		16.57%		21.22%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	5.81%		5.96%		6.01%		6.08%		6.12%
Unsecured Revolving Credit Facility	4.93%		5.79%		6.72%		6.62%		6.66%
Exchangeable Senior Notes	3.50%		3.50%		3.50%		3.50%		3.50%
Total Weighted Average	5.42%		5.74%		5.89%		5.89%		5.83%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.08	x	3.06	x	2.96	x	2.93	x	2.88	x
Interest Coverage - EBITDA	2.96	x	2.95	x	2.92	x	2.77	x	2.66	x
Debt Service Coverage - Combined NOI	2.59	x	2.51	x	2.49	x	2.49	x	2.09	x
Debt Service Coverage - EBITDA	2.49	x	2.41	x	2.46	x	2.36	x	1.93	x
Fixed Charge Coverage - Combined NOI	2.55	x	2.55	x	2.47	x	2.45	x	2.39	x
Fixed Charge Coverage - EBITDA	2.45	x	2.45	x	2.44	x	2.31	x	2.21	x

(1)	On March 28, 2006, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced on the same day and expires March 30, 2009.
(2)	On April 27, 2006, we entered into two notional amount swaps aggregating $50.0 million at a fixed one-month LIBOR rate of 5.232%, which commenced May 1, 2006 and expire May 1, 2009.
(3)	On October 23, 2007, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 4.330%, which commenced on the same day and expires October 23, 2009.
(4)	Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2008	2007
	March 31	December 31	September 30	June 30	March 31
OPERATING RATIOS – All computations include the effect of discontinued operations
Net Income as a % of Combined Real Estate Revenues
(Net Income / Combined Real Estate Revenues)	11.70%	10.44%	12.05%	8.64%	6.14%

Combined NOI as a % of Combined Real Estate Revenues
(Combined NOI / Combined Real Estate Revenues)	64.35%	67.01%	65.98%	67.76%	64.50%

EBITDA as a % of Combined Real Estate Revenues
(EBITDA / Combined Real Estate Revenues)	61.74%	64.40%	65.15%	64.04%	59.57%

G&A as a % of Net Income
(G&A / Net Income)	52.07%	57.99%	50.24%	67.61%	87.92%

G&A as a % of Combined Real Estate Revenues
(G&A / Combined Real Estate Revenues)	6.09%	6.05%	6.06%	5.84%	5.40%

G&A as a % of EBITDA
(G&A / EBITDA)	9.86%	9.40%	9.30%	9.12%	9.06%

Recurring Capital Expenditures	$4,782	$6,504	$4,664	$6,526	$3,141
Recurring Capital Expenditures per average square foot of wholly owned properties	$0.27	$0.37	$0.26	$0.37	$0.19
Recurring Capital Expenditures as a % of NOI (Combined NOI)	7.63%	10.20%	7.45%	10.56%	5.39%

Quarterly Dividend Analysis

	2008		2007
	March 31		December 31		September 30		June 30		March 31
Common Share Dividends
Dividends per share/unit	$0.340		$0.340		$0.340		$0.310		$0.310
Increase over prior quarter	0.0%		0.0%		9.7%		0.0%		0.0%

Common Dividend Payout Ratios
Payout - Earnings	219.6%		272.6%		217.3%		379.4%		934.9%

Payout - FFO - Diluted	58.5%		57.5%		58.3%		54.0%		60.4%

Payout - AFFO - Diluted	77.4%		81.2%		79.1%		79.5%		77.4%

Dividend Coverage - FFO - Diluted	1.71	x	1.74	x	1.71	x	1.85	x	1.66	x

Dividend Coverage - AFFO - Diluted	1.29	x	1.23	x	1.26	x	1.26	x	1.29	x

Common Dividend Yields
Dividend Yield	4.05%		4.32%		3.27%		3.02%		2.71%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Unit Distributions Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000		$0.50000		$0.50000		$0.50000		$0.50000
Preferred Share Dividend Yield	8.000%		8.000%		8.000%		8.000%		8.000%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Share Dividend Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656		$0.47656		$0.47656		$0.47656		$0.47656
Preferred Share Dividend Yield	7.625%		7.625%		7.625%		7.625%		7.625%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series K Preferred Share Dividends (1)
Preferred Share Dividends Per Share	$0.70000		$0.70000		$0.70000		$0.70000		$0.63770
Preferred Share Dividend Yield	5.600%		5.600%		5.600%		5.600%		5.600%
Quarter End Recorded Book Value	$50.00		$50.00		$50.00		$50.00		$50.00

(1) We issued 531,667 Series K Cumulative Redeemable Preferred Shares with a $50.00 per share liquidation preference on January 9, 2007 and paid a dividend of $0.7466 on April 15, 2007, $0.6377 of which was recognized in the first quarter of 2007.

Investor Composition and Analyst Coverage

(as of March 31, 2008)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	986,416	7,047,152	—	8,033,568	14.25%
Non-insiders	46,630,022	1,104,142	610,000	48,344,164	85.75%
	47,616,438	8,151,294	610,000	56,377,732	100.00%

	March 31,	December 31,	September 30,	June 30,	March 31,
RESEARCH COVERAGE	2008	2007	2007	2007	2007

A.G. Edwards	n/a	n/a	x	x	x
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Green Street Advisors	x	x	x	n/a	n/a
Merrill Lynch	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Debt Maturity Schedule -  March 31, 2008

(Dollars in thousands)

		Non-Recourse Debt (1)			Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Annual Amortization of Monthly Payments	Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Revolver	Total Scheduled Payments

April - June	(3)	$3,384	$41,461	7.63%	$182	$85,339	4.33%	$—	$130,366
July - September		3,238	22,557	6.93%	185	54,000	4.27%	—	79,980
October - December		2,877	66,859	6.89%	191	1,000	0.00%	—	70,927
Total 2008		$9,499	$130,877	7.13%	$558	$140,339	4.28%	$—	$281,273

2009		$9,620	$52,228		$795	$—		$—	$62,643
2010	(4)	9,103	52,177		272	12,481		—	74,033
2011		7,309	102,264		241	—		397,000	506,814
2012		5,816	36,123		260	—		—	42,199
2013		2,593	134,843		282	—		—	137,718
2014	(5)	890	8,212		305	—		—	9,407
2015		552	114,558		329	—		—	115,439
2016		321	113,169		356	—		—	113,846
2017		193	300,610		385	—		—	301,188
2018		—	—		417	—		—	417
2019		—	—		373	39		—	412
		$45,896	$1,045,061		$4,573	$152,859		$397,000	$1,645,389

Net premium to adjust to fair value of debt	579
Mortgage and Other Loans Payable	$1,645,968

Exchangeable Senior Notes (6)	$200,000
Total Debt	$1,845,968

Notes:

(1)	Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.
The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)	For the variable rate loans expiring in 2008, the interest rate used for this calculation was the rate at March 31, 2008.

(3)	Subsequent to March 31, 2008, we repaid $41.5 million of non-recourse debt scheduled to mature in the second quarter of 2008.

(4)	Our $9.1 million non-recourse loan that matures in September 2025 will be called in October 2010.
The above table includes the $8.5 million amount due on maturity in 2010.

(5)	We assumed that our $4.8 million non-recourse loan that matures in March 2034 may be prepaid in the three-month period ending March 2014 without penalty. The above table includes the $4.3 million amount due on maturity in 2014.

(6)	Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Property Summary by Region - March 31, 2008

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	300 Sentinel Drive (300 NBP)	BWI Airport	NBP		M		187,845
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	157,896
4	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	157,146
5	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
6	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
7	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
8	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
9	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
10	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
11	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
12	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
13	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
14	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
15	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
16	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
17	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
18	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
19	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
20	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
						2,415,955	187,845

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	70,569
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,127
11	849 International Drive	BWI Airport	APS	1988	M	68,758
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,629,724	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,147
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,397
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M		44,134
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,153
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,062
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						504,610	44,134

55	Subtotal (continued on next page)					4,550,289	231,979

The S or M notation indicates single story or multi-story, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

55	Subtotal (continued from prior page)
						4,550,289	231,979
	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		M		106,512
1	5522 Research Park Drive (UMBC (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						23,500	106,512

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		131,451
3	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
4	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,410
5	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
6	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
7	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,032
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
9	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
10	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,859
11	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
12	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
13	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
14	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,005
15	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
16	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
17	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
18	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
19	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
20	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
21	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,813
22	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
23	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
24	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
25	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
26	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
						2,225,438	131,451

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	62,084
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,704
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	41,382
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,796
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,686
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,890
						448,030	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,261
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	30,986
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						155,772	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,259

101	Total Baltimore/Washington Corridor					7,778,724	455,776

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	60,029
						121,185	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					824,683	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
2	15010 Conference Center Drive	Dulles South	Westfields	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
5	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,857
6	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,453,791	—

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,361	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,106	—

14	Total Northern Virginia					2,466,923	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

1	607 Lakeside Drive	Fort Ritchie		1990/2007	S	6,370
2	304 Castle Drive	Fort Ritchie		1993/2008	S	3,014
						9,384	—

4	Total Other					305,226	—

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

	Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						201,200	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398

3	Total Central New Jersey					242,598	—

	San Antonio, Texas

2	7700 Potranco Road	San Antonio		1982/1985	M	468,994	90,607
3	7700-1 Potranco Road	San Antonio		2007	S	8,674
	Total San Antonio, Texas					477,668	90,607

	Colorado Springs

	655 Space Center Drive	Colorado Springs East	Patriot Park		M		103,972
1	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,821
2	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
3	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
4	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						201,511	103,972

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
	9945 Federal Drive	I-25 North Corridor	InterQuest Office		S		73,940
2	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
	9925 Federal Drive	I-25 North Corridor	InterQuest Office		S		53,745
3	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						187,919	127,685

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,210
						323,864	—

14	Total Colorado Springs					916,449	231,657

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,311

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—

5	Total Suburban Maryland					690,575	—

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	214,312
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	128,658
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,634
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	56,512
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,003
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,003
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,372
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						692,366	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,167
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						422,781	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,063
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,488
5	7253 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	38,930
6	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,257
7	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,619
8	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
9	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,144
10	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
11	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
12	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
13	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,820
14	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						402,604	—

1	502 Washington Avenue	Towson		1984	M	91,343
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,497
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,451
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						177,722	—

30	Subtotal (continued on next page)					1,695,473	—

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

30	Subtotal (continued from prior page)					1,695,473	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	49,813

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	75,687
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,374	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	44,566
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,912
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	33,134
						207,633	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	51,600
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	50,812
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	39,351
						189,443	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	37,322

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,600
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	43,197
3	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	38,618
4	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	25,461
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	18,327
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	16,610
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						209,299	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	44,701
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,858
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,868
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	27,601
						137,028	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	216,000

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	44,990

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	50,498
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,574
						98,072	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,081
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,803
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	24,053
						79,937	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,841
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,841	—

64	Total Suburban Baltimore					3,245,225	—

230	TOTAL PORTFOLIO					17,908,420	792,206

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2008

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

16	Total Unconsolidated Joint Venture Properties					671,759	—

	Consolidated Joint Venture Properties

	Suburban Maryland

	5825 University Research Court	College Park	M Square Business Park		M		116,107

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866

	Total Suburban Maryland					55,866	116,107

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		356,000

	7740 Milestone Parkway	BWI Airport	Arundel Preserve		M		151,800

	Total Baltimore/Washington Corridor					—	507,800

	Northern Virginia

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982	M	78,171	58,866
	13849 Park Center Road	Route 28 South	Renaissance Park	1982	M		4,265
	Total Northern Virginia					78,171	63,131

2	Total Consolidated Joint Venture Properties					134,037	687,038

18	TOTAL PORTFOLIO					805,796	687,038

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore / Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s & King George Counties	Colorado Springs	San Antonio	Greater Philadelphia	Central New Jersey	Other	Total Portfolio

March 31, 2008

Number of Buildings	101	14	64	5	18	14	3	4	3	4	230
Rentable Square Feet	7,778,724	2,466,923	3,245,225	690,575	824,683	916,449	477,668	960,349	242,598	305,226	17,908,420
Occupied %	91.89%	99.34%	83.84%	97.58%	93.20%	96.73%	100.00%	100.00%	100.00%	100.00%	92.89%
Leased %	93.39%	99.34%	86.57%	97.58%	94.09%	96.73%	100.00%	100.00%	100.00%	100.00%	94.07%

December 31, 2007

Number of Buildings	101	14	64	5	18	13	2	4	4	3	228
Rentable Square Feet	7,668,383	2,466,149	3,243,814	690,575	824,683	822,953	468,994	960,349	384,983	300,746	17,831,629
Occupied %	92.59%	98.60%	84.77%	97.80%	91.55%	96.66%	100.00%	100.00%	70.82%	100.00%	92.59%
Leased %	93.13%	98.77%	87.39%	98.28%	93.34%	96.66%	100.00%	100.00%	70.82%	100.00%	93.42%

September 30, 2007

Number of Buildings	101	14	66	5	18	13	2	4	4	2	229
Rentable Square Feet	7,569,985	2,466,149	3,336,709	690,575	824,683	821,453	468,994	960,349	384,983	197,904	17,721,784
Occupied %	93.46%	99.23%	83.87%	97.80%	92.32%	96.05%	100.00%	100.00%	70.82%	100.00%	92.80%
Leased %	93.85%	99.33%	84.69%	97.80%	94.11%	96.05%	100.00%	100.00%	70.82%	100.00%	93.22%

June 30, 2007

Number of Buildings	101	14	66	5	18	12	2	4	6	1	229
Rentable Square Feet	7,536,565	2,466,149	3,336,085	698,584	824,710	808,031	468,994	960,349	417,314	193,000	17,709,781
Occupied %	93.54%	99.23%	84.34%	95.91%	92.15%	94.50%	100.00%	100.00%	68.73%	100.00%	92.68%
Leased %	94.11%	99.23%	85.65%	95.91%	92.95%	96.23%	100.00%	100.00%	68.73%	100.00%	93.28%

March 31, 2007

Number of Buildings	100	14	66	5	18	11	2	4	6	n/a	226
Rentable Square Feet	7,463,037	2,466,149	3,335,160	698,584	824,710	766,911	468,994	960,349	417,314	n/a	17,401,208
Occupied %	94.11%	99.39%	85.22%	94.79%	92.15%	94.21%	100.00%	100.00%	68.73%	n/a	92.97%
Leased %	94.94%	99.39%	86.91%	94.79%	92.35%	94.21%	100.00%	100.00%	68.73%	n/a	93.66%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Suburban	Northern	Total
	Harrisburg	Maryland	Virginia	Portfolio

March 31, 2008

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	89.64%	76.15%	100.00%	89.71%
Leased %	89.88%	76.15%	100.00%	89.91%

December 31, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.46%	76.15%	100.00%	90.39%
Leased %	90.46%	76.15%	100.00%	90.39%

September 30, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.46%	76.15%	100.00%	90.39%
Leased %	90.46%	76.15%	100.00%	90.39%

June 30, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.96%	75.00%	100.00%	90.73%
Leased %	91.13%	75.00%	100.00%	90.87%

March 31, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	91.25%	47.95%	100.00%	89.09%
Leased %	91.25%	74.94%	100.00%	90.97%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of March 31, 2008

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	230	17,908,420	92.89%	94.07%
Add: Consolidated Joint Venture Properties	2	134,037	90.06%	90.06%
Subtotal	232	18,042,457	92.87%	94.04%
Add: Unconsolidated Joint Venture Properties	16	671,759	89.64%	89.88%
Entire Portfolio	248	18,714,216	92.75%	93.89%

Top Twenty Office Tenants of Wholly Owned Properties as of March 31, 2008 (1)

(Dollars in thousands)

			Percentage of	Total	Percentage	Weighted
		Total	Total	Annualized	of Total	Average
	Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant	Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America (5)	63	2,500,678	15.0%	$58,283	16.0%	6.2
Northrop Grumman Corporation (6)	17	1,045,442	6.3%	25,938	7.1%	7.4
Booz Allen Hamilton, Inc.	8	714,233	4.3%	20,202	5.6%	6.3
Computer Sciences Corporation (6)	4	454,645	2.7%	11,774	3.2%	3.3
Unisys Corporation (7)	4	760,145	4.6%	8,866	2.4%	1.5
L-3 Communications Holdings, Inc. (6)	3	211,493	1.3%	8,722	2.4%	6.0
General Dynamics Corporation (6)	10	298,562	1.8%	7,926	2.2%	2.3
The Aerospace Corporation	2	231,785	1.4%	6,844	1.9%	6.7
Wachovia Corporation (6)	4	183,577	1.1%	6,613	1.8%	10.4
Comcast Corporation	11	342,266	2.1%	6,494	1.8%	3.9
AT&T Corporation (6)	8	306,988	1.8%	5,605	1.5%	5.1
ITT Corporation	8	178,472	1.1%	4,276	1.2%	4.4
The Boeing Company (6)	4	143,480	0.9%	4,128	1.1%	3.5
Ciena Corporation	3	221,609	1.3%	3,742	1.0%	3.9
Science Applications International Corp.	11	167,007	1.0%	3,290	0.9%	0.9
BAE Systems PLC (6)	7	212,339	1.3%	3,099	0.9%	3.7
The Johns Hopkins Institutions (6)	4	124,749	0.7%	2,911	0.8%	8.3
Merck & Co., Inc. (Unisys) (7)	2	227,273	1.4%	2,697	0.7%	1.2
Magellan Health Services, Inc.	2	113,727	0.7%	2,613	0.7%	3.3
Wyle Laboratories, Inc.	4	174,792	1.1%	2,469	0.7%	5.0

Subtotal Top 20 Office Tenants	179	8,613,262	51.8%	196,491	54.0%	5.5
All remaining tenants	761	8,021,314	48.2%	167,243	46.0%	4.1
Total/Weighted Average	940	16,634,576	100.0%	$363,733	100.0%	4.8

(1)   Table excludes owner occupied leasing activity which represents 146,399 square feet with a weighted average remaining lease term of 7.0 years as of March 31, 2008.

(2)   Total Annualized Rental Revenue is the monthly contractual base rent as of March 31, 2008, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.

(3)   Order of tenants is based on Annualized Rent.

(4)   The weighting of the lease term was computed using Total Rental Revenue.

(5)   Many of our government leases are subject to early termination provisions which are customary to government leases.  The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)   Includes affiliated organizations or agencies.

(7)   Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet in our Greater Philadelphia region.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2008	2007
	March 31	December 31	September 30	June 30	March 31

Office Properties:

Baltimore/Washington Corridor	$45,577	$43,101	$43,850	$42,722	$43,837
Northern Virginia	19,004	18,421	18,554	18,255	17,172
Suburban Baltimore	13,910	14,464	13,576	13,448	13,081
Suburban Maryland	4,584	4,355	4,410	3,943	3,967
St. Mary’s and King George Counties	3,160	3,200	3,338	3,029	3,098
Colorado Springs	4,172	3,794	4,311	3,605	3,595
San Antonio	1,908	1,895	1,832	1,862	1,781
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Central New Jersey	752	943	1,110	1,006	1,786
Other	2,577	2,749	1,704	858	267
Subtotal	98,150	95,428	95,191	91,234	91,090
Eliminations / other	(729)	(312)	(353)	(64)	(695)

Combined Real Estate Revenue	$97,421	$95,116	$94,838	$91,170	$90,395

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2008	2007
	March 31	December 31	September 30	June 30	March 31

Office Properties:

Baltimore/Washington Corridor	$29,362	$28,822	$29,169	$29,346	$29,302
Northern Virginia	12,020	11,868	12,026	11,772	10,844
Suburban Baltimore	7,587	8,643	8,110	8,472	7,310
Suburban Maryland	2,920	2,743	2,664	2,288	2,299
St. Mary’s and King George Counties	2,418	2,440	2,554	2,286	2,322
Colorado Springs	2,590	2,337	2,339	2,412	2,306
San Antonio	1,475	1,438	1,457	1,477	1,419
Greater Philadelphia	2,442	2,477	2,471	2,477	2,469
Central New Jersey	543	653	433	621	1,086
Other	1,838	2,095	1,230	588	(323)
Subtotal	63,195	63,516	62,453	61,739	59,034
Eliminations / other	(503)	218	120	36	(726)

Combined NOI	$62,692	$63,734	$62,573	$61,775	$58,308

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2008	2007
	March 31	December 31	September 30	June 30	March 31

Office Properties: (1)

Baltimore/Washington Corridor	$25,659	$25,816	$25,811	$26,953	$27,162
Northern Virginia	11,309	11,146	11,062	10,798	9,551
Suburban Baltimore	2,796	2,978	2,910	3,165	2,656
Suburban Maryland	2,679	2,529	2,486	2,095	2,091
St. Mary’s and King George Counties	2,360	2,394	2,463	2,314	2,347
Colorado Springs	2,326	2,065	1,832	1,941	2,112
San Antonio	1,136	1,171	1,128	1,146	1,136
Greater Philadelphia	2,665	2,697	2,692	2,644	2,638
Central New Jersey	547	566	451	413	388
Total Office Properties	$51,477	$51,362	$50,835	$51,469	$50,081
Less: Lease termination fees	(99)	(200)	(610)	(921)	(1,160)
Same Office Cash NOI, adjusted for lease termination fees	$51,378	$51,162	$50,225	$50,548	$48,921

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2008	2007
	March 31	December 31	September 30	June 30	March 31

Office Properties: (1)

Baltimore/Washington Corridor	$26,481	$26,664	$26,682	$27,619	$27,863
Northern Virginia	11,794	11,635	11,836	11,481	10,624
Suburban Baltimore	3,040	3,218	3,304	3,519	2,932
Suburban Maryland	2,920	2,742	2,662	2,291	2,297
St. Mary’s and King George Counties	2,420	2,441	2,558	2,287	2,324
Colorado Springs	2,458	2,324	2,108	2,221	2,322
San Antonio	1,451	1,485	1,477	1,496	1,485
Greater Philadelphia	2,446	2,478	2,473	2,479	2,473
Central New Jersey	565	585	658	551	526

Total Office Properties	$53,575	$53,572	$53,758	$53,944	$52,846

(1)   Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties (1)

	Baltimore/				St.Mary’s and
	Washington	Northern	Suburban	Suburban	King George	Colorado		Greater	Central	Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	San Antonio	Philadelphia	New Jersey	Office

1st Quarter 2008 Average

Number of Buildings	84	14	23	6	18	11	2	4	2	164
Rentable Square Feet	6,906,830	2,466,428	1,425,292	746,441	824,683	767,937	468,994	960,349	201,200	14,768,154
Percent Occupied	92.74%	99.34%	83.08%	96.18%	92.42%	96.10%	100.00%	100.00%	100.00%	94.04%

4th Quarter 2007 Average

Number of Buildings	84	14	23	6	18	11	2	4	2	164
Rentable Square Feet	6,906,248	2,466,149	1,424,752	746,441	824,683	766,833	468,994	960,349	201,200	14,765,649
Percent Occupied	93.46%	98.88%	82.68%	96.18%	91.81%	96.20%	100.00%	100.00%	100.00%	94.23%

3rd Quarter 2007 Average

Number of Buildings	84	14	23	6	18	11	2	4	2	164
Rentable Square Feet	6,906,852	2,466,149	1,424,364	751,780	824,701	766,718	468,994	960,349	201,200	14,771,107
Percent Occupied	94.24%	99.23%	81.94%	95.46%	92.34%	94.97%	100.00%	100.00%	100.00%	94.52%

2nd Quarter 2007 Average

Number of Buildings	84	14	23	6	18	11	2	4	2	164
Rentable Square Feet	6,885,315	2,466,149	1,423,590	754,450	824,710	766,911	468,994	960,349	201,200	14,751,668
Percent Occupied	94.89%	99.33%	83.91%	92.72%	92.15%	94.21%	100.00%	100.00%	100.00%	94.84%

1st Quarter 2007 Average

Number of Buildings	84	14	23	6	18	11	2	4	2	164
Rentable Square Feet	6,888,097	2,466,149	1,424,674	754,450	824,710	766,911	468,994	960,349	201,200	14,755,534
Percent Occupied	94.92%	93.76%	82.85%	91.32%	92.15%	94.02%	100.00%	100.00%	100.00%	93.74%

(1)   Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

						Total
				Total Annualized	Percentage	Annual. Rental
		Square		Rental	of Total	Revenue of
Year of	Number	Footage	Percentage of	Revenue of	Annualized Rental	Expiring Leases
Lease	of Leases	of Leases	Total Occupied	Expiring	Revenue	per Occupied
Expiration (1)	Expiring	Expiring	Square Feet	Leases (2)	Expiring	Square Foot
				(000’s)

April - June	42	199,151	1.2%	$4,696	1.3%	$23.58
July - September	47	794,810	4.8%	17,427	4.8%	21.93
October - December	38	190,991	1.1%	4,244	1.2%	22.22
Total 2008	127	1,184,952	7.1%	$26,367	7.2%	$22.25

2009	179	3,235,069	19.4%	55,683	15.3%	17.21
2010	164	2,132,376	12.8%	50,318	13.8%	23.60
2011	137	1,667,588	10.0%	34,793	9.6%	20.86
2012	122	2,308,340	13.9%	51,145	14.1%	22.16
2013	65	1,297,959	7.8%	30,142	8.3%	23.22
2014	29	733,466	4.4%	20,991	5.8%	28.62
2015	30	1,318,342	7.9%	31,962	8.8%	24.24
2016	19	476,827	2.9%	12,283	3.4%	25.76
2017	31	773,657	4.7%	19,356	5.3%	25.02
2018	9	508,556	3.1%	12,295	3.4%	24.18
2019	2	38,292	0.2%	458	0.1%	11.96
2020	—	—	0.0%	—	0.0%	0.00
2021	1	104,695	0.6%	2,454	0.7%	23.44
2022	2	295,842	1.8%	7,622	2.1%	25.77
2023	—	—	0.0%	—	0.0%	0.00
2024	—	—	0.0%	—	0.0%	0.00
2025	3	477,668	2.9%	6,748	1.9%	14.13

Other (3)	20	80,947	0.5%	1,116	0.3%	13.79

Total / Average	940	16,634,576	100.0%	$363,733	100.0%	$21.87

NOTE:  As of March 31, 2008, the weighted average lease term for the wholly owned properties is 4.8 years.

(1)   Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)   Total Annualized Rental Revenue is the monthly contractual base rent as of March 31, 2008 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)   Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of March 31, 2008

	Baltimore/ Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Central New Jersey	Total Office

Quarter Ended March 31, 2008:

Expiring Square Feet	264,701	55,997	240,784	3,021	92,211	49,858	—	706,572
Vacated Square Feet	45,117	11,118	55,560	3,021	3,832	—	—	118,648
Renewed Square Feet	219,584	44,879	185,224	—	88,379	49,858	—	587,924
Retention Rate (% based upon square feet)	82.96%	80.15%	76.93%	0.00%	95.84%	100.00%	0.00%	83.21%

Renewed Space Only:
Average Committed Cost per Square Foot	$6.83	$3.34	$1.27	$—	$3.61	$0.22	$—	$3.77
Weighted Average Lease Term in years	4.0	2.1	1.4	—	4.7	2.9	—	3.1

Change in Total Rent - GAAP	12.60%	11.20%	3.38%	0.00%	18.05%	39.10%	0.00%	12.29%
Change in Total Rent - Cash	4.56%	2.63%	2.24%	0.00%	12.11%	33.38%	0.00%	6.39%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$11.06	$4.21	$2.78	$—	$3.67	$0.40	$—	$6.48
Weighted Average Lease Term in years	4.8	2.1	1.7	—	4.7	2.9	—	3.6

Change in Total Rent - GAAP	9.88%	7.53%	2.27%	0.00%	17.08%	37.74%	0.00%	9.90%
Change in Total Rent - Cash	1.90%	0.33%	1.02%	0.00%	11.23%	32.14%	0.00%	3.91%

Notes:	No renewal or retenanting activity transpired in our Greater Philadelphia, San Antonio or Other regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and early terminations.

Year to Date Wholly Owned Disposition Summary as of March 31, 2008 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Contractual Sales Price

429 Ridge Road	Exit 8A — Cranbury	1/31/2008	142,385	$17,000

Total			142,385	$17,000

(1)  Includes operational buildings only.

Development Summary as of March 31, 2008

(Dollars in thousands)

		Wholly							Actual or
		Owned		Total					Anticipated
		or Joint		Rentable	Percentage	Anticipated		Outstanding	Construction	Anticipated
		Venture	Demand	Square	Leased/	Total	Cost	Loan as of	Completion	Operational
Property and Location	Submarket	(JV)	Driver	Feet	Committed (1)	Cost	to date	3/31/2008	Date	Date

Under Construction

1362 Mellon Road
Hanover, Maryland	BWI Airport	Owned	Market Demand	44,134	0.00%	$10,332	$8,321	$—	2Q 07	2Q 08

7740 Milestone Parkway
Hanover, Maryland	BWI Airport	JV	Market Demand	151,800	0.00%	35,528	24,040	—	3Q 08	3Q 09

5520 Research Park Drive (UMBC)
Baltimore, Maryland	BWI Airport	Land Lease	Research Park	106,512	0.00%	24,666	13,292	—	3Q 08	3Q 09

6721 Columbia Gateway Drive	Howard Co.
Columbia, Maryland	Perimeter	Owned	Market Demand	131,451	0.00%	26,918	10,281	—	1Q 09	1Q 10

300 Sentinel Drive (300 NBP)			Defense Information
Annapolis Junction, Maryland	BWI Airport	Owned	Technology	187,845	0.00%	45,296	5,735	—	1Q 09	1Q 10

Subtotal Baltimore/Washington Corridor				621,742	0.00%	$142,740	$61,669	$—
% of Total Regions				58.65%

655 Space Center Drive (Patriot Park 6) (2)	Colorado		Defense Information
Colorado Springs, Colorado	Springs East	Owned	Technology	103,972	100.00%	$18,081	$17,026	$—	1Q 08	3Q 08

9945 Federal Drive (Hybrid I)	I-25 North
Colorado Springs, Colorado	Corridor	Owned	Market Demand	73,940	0.00%	12,432	4,851	—	3Q 08	3Q 09

9925 Federal Drive (Hybrid II) (2)	I-25 North
Colorado Springs, Colorado	Corridor	Owned	Market Demand	53,745	81.35%	8,285	3,344	—	3Q 08	3Q 09

Subtotal Colorado Springs				231,657	63.75%	$38,798	$25,221	$—
% of Total Regions				21.85%

7700 Potranco Road, Building C
San Antonio, Texas (1)	San Antonio	Owned	Government	38,255	100.00%	$4,723	$231	$—	4Q 08	4Q 08

7700 Potranco Road, Building HI
San Antonio, Texas (1)	San Antonio	Owned	Government	52,352	100.00%	3,905	174	—	4Q 08	4Q 08

Subtotal San Antonio				90,607	100.00%	$8,628	$405	$—
% of Total Regions				8.55%

5825 University Research Court
College Park, Maryland (2)	College Park	JV	Research Park	116,107	35.74%	$23,802	$18,868	$—	1Q 08	1Q 09

Subtotal Suburban Maryland				116,107	35.74%	$23,802	$18,868	$—
% of Total Regions				10.95%

Total Under Construction				1,060,113	26.39%	$213,968	$106,163	$—
				100.00%

	% of Total	Total Rentable	Percentage
Type of Demand Driver	Demand Drivers	Square Feet	Leased/Committed (1)
Government	8.55%	90,607	100.00%
Defense Information Technology	27.53%	291,817	35.63%
Market Demand	42.93%	455,070	9.61%
Research Park	21.00%	222,619	18.64%
Total Under Construction by Demand Driver	100.00%	1,060,113	26.39%

(1) These two development properties have not yet been leased but are considered committed based upon the prospective tenant and their proximity to two existing operating properties. Excluding the commitment on these two development projects, the overall leased percentage would be 17.85%.

(2) A portion of this property’s leasing occurred after March 31, 2008.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through specific research park relationship.

Anticipated Operational Date:  Date in which the earlier of one year following substantial completion or 100% occupancy has been achieved.

		Wholly							Actual or
		Owned		Total					Anticipated
		or Joint		Rentable	Percentage	Anticipated		Outstanding	Construction	Anticipated
		Venture	Demand	Square	Leased/	Total	Cost	Loan as of	Completion	Operational
Property and Location	Submarket	(JV)	Driver	Feet	Committed (1)	Cost	to date	3/31/2008	Date	Date

Redevelopment

2900 Towerview Road	Route 28
Herndon, Virginia (1)	South	JV	N/A	137,037	57.04%	$18,400	$16,731	$—	4Q 07	4Q 08

Subtotal Northern Virginia				137,037	57.04%	$18,400	$16,731	$—

7468 Candlewood Road
Hanover, Maryland	BWI Airport	JV	N/A	356,000	0.00%	$37,193	$25,568	$—	4Q 08	4Q 09

Subtotal Baltimore/Washington Corridor				356,000	0.00%	$37,193	$25,568	$—
Total Redevelopment				493,037	15.85%	$55,593	$42,299	$—

Under Development

Riverwood I & II	Howard Co.
Columbia, Maryland	Perimeter	Owned	Government	70,000		$15,333	$1,968	$—	4Q 09	1Q 10

324 Sentinel Drive (324 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	Government	125,000		26,250	1,702	—	4Q 09	3Q 10

Subtotal Government				195,000		$41,583	$3,670	$—
% of Total Drivers				21.73%

10807 New Allegiance Drive (Epic One)	I-25 North		Defense Information
Colorado Springs, Colorado	Corridor	Owned	Technology	145,723		$30,837	$5,742	$—	2Q 09	1Q 10

16444 Commerce Drive	King George		Defense Information
Dahlgren, Virginia	County	Owned	Technology	57,000		10,752	962	—	2Q 09	2Q 10

565 Space Center Drive (Patriot Park 7)	Colorado		Defense Information
Colorado Springs, Colorado	Springs East	Owned	Technology	89,773		17,340	1,921	—	2Q 09	2Q 10

110 Thomas Johnson Drive, Bldg #2			Defense Information
Frederick, Maryland	Frederick	Owned	Technology	85,000		16,137	1,807	—	3Q 09	3Q 10

Northgate Business Park (Lot A)	Harford		Defense Information
Aberdeen, Maryland	County	Owned	Technology	80,000		16,524	1,543	—	4Q 09	4Q 10

Subtotal Defense Information Technology				457,496		$91,590	$11,975	$—
% of Total Drivers				50.97%

8130 Corporate Drive
White Marsh, Maryland	White Marsh	Owned	Market Demand	125,000		$26,458	$3,903	$—	2Q 09	2Q 10

Subtotal Market Demand				125,000		$26,458	$3,903	$—
% of Total Drivers				13.93%

5850 University Research Court
College Park, Maryland	College Park	JV	Research Park	120,000		$21,423	$1,672	$—	3Q 09	3Q 10

Subtotal Research Park				120,000		$21,423	$1,672	$—
% of Total Drivers				13.37%

Total Under Development				897,496		$181,054	$ 21,220	$—
				100.00%

	% of Total	Total Rentable
Type of Demand Driver	Demand Drivers	Square Feet
Government	21.73%	195,000
Defense Information Technology	50.97%	457,496
Market Demand	13.93%	125,000
Research Park	13.37%	120,000
Total Under Development by Demand Driver	100.00%	897,496

(1) Although classified as “Redevelopment,” 78,171 square feet located at 2900 Towerview Road are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through a specific research park relationship.

Anticipated Operational Date:  Date in which the earlier of one year following substantial completion or 100% occupancy has been achieved.

Total Development Placed into Service as of March 31, 2008

(Dollars in thousands)

				Development Square Feet Placed			Percentage of
							Development Square
		Wholly Owned	Total	Into Service			Feet Placed Into
		or Joint Venture	Rentable	Year 2007	Year 2008		Service Leased
Property and Location	Submarket	(JV)	Square Feet		1st Quarter		as of 3/31/08

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	157,146	48,377	108,769	(1)	53.32%

9965 Federal Drive Colorado Springs, Colorado	I-25 North Corridor	Owned	74,749	41,120	33,629	(2)	100.00%

1055 North Newport Road Colorado Springs, Colorado	Colorado Springs East	Owned	59,763	—	59,763		100.00%

Total Development Placed Into Service			291,658	89,497	202,161		74.85%

(1)  In March 2008, 100% of this building became operational.  As of December 31, 2007, 48,377 square feet were placed into service.

(2)  In March 2008, 100% of this building became operational.  As of December 31, 2007, 41,120 square feet were placed into service.

Land Inventory as of March 31, 2008

			Non-Wholly Owned			Wholly Owned
					Developable		Developable
Location	Submarket	Status	Acres		Square Feet	Acres	Square Feet

Westfields Corporate Center	Dulles South	owned	—		—	19	246,800
Westfields Corporate Center	Dulles South	owned	—		—	17	377,300
Westfields Corporate Center	Dulles South	owned	—		—	32	674,200
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			—		—	73	1,523,300

National Business Park (Phase II)	BWI Airport	owned	—		—	31	730,165
National Business Park (Phase III)	BWI Airport	owned	—		—	194	1,125,000
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	—		—	3	53,941
Arundel Preserve	BWI Airport	under contract/JV	56	up to	1,648,200	—	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			56		1,648,200	255	2,339,106

White Marsh	White Marsh	owned	—		—	145	1,567,000
37 Allegheny Avenue	Towson	owned	—		—	0.3	40,000
Northgate Business Park	Harford County	owned	—		—	51	720,000
Total Suburban Baltimore			—		—	196	2,327,000

110 Thomas Johnson Drive	Frederick	owned	—		—	3	85,000
Rockville Corporate Center	Rockville	owned	—		—	10	220,000
M Square Research Park	College Park	JV - 45% ownership	49		513,893	—	—
Total Suburban Maryland			49		513,893	13	305,000

Unisys Campus	Blue Bell	owned	—		—	45	600,000
Total Greater Philadelphia			—		—	45	600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	32	65,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	38	125,000

InterQuest	I-25 North Corridor	owned	—		—	111	1,626,492
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	71	770,000
Aerotech Commerce	Colorado Springs East	owned	—		—	6	90,000
Total Colorado Springs			—		—	192	2,516,492

San Antonio	San Antonio	owned	—		—	27	350,000
San Antonio	San Antonio	owned	—		—	31	375,000
Total San Antonio			—		—	58	725,000

Indian Head	Charles County, MD	JV- 75% ownership	169		827,250	—	—
Fort Ritchie (1)	Cascade, MD	owned	—		—	591	1,700,000
Total Other			169		827,250	591	1,700,000

TOTAL			274		2,989,343	1,479	12,410,898

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 31 and 32.

(1) The Fort Ritchie acquisition includes 298,120 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Joint Venture Summary as of March 31, 2008

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets (1)	of 3/31/08	to COPT	Interest

4230 Forbes Boulevard Lanham, Maryland	50.0%	Operating	55,866	5 acres	$4,396	$—	N/A	Yes

7468 Candlewood Road (2) Hanover, Maryland	92.5%	Redevelopment	356,000	19 acres	26,089	—	N/A	Yes

2900 Towerview Road Herndon, Virginia	92.5%	Operating/ Redevelopment	137,037	8 acres	17,030	—	N/A	Yes

13849 Park Center Road (3) Herndon, Virginia	92.5%	Redevelopment	4,265	.1 acre	535	—	N/A	Yes

Indian Head Technology Center Business Park Indian Head, Maryland	75.0%	Land Inventory	827,250	169 acres	4,655	—	N/A	No

7740-7744 Milestone Parkway (4) Hanover, Maryland	50.0%	Construction/ Land Inventory	455,400	23 acres	24,044	—	N/A	No

5825 University Research Court College Park, Maryland	45.0%	Construction	116,107	8 acres	18,948	—	N/A	No

M Square Research Park College Park, Maryland	45.0%	Land Inventory	633,893	57 acres	3,775	—	N/A	No

TOTAL					$99,472	$—

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 3/31/08	to COPT	Interest

Greater Harrisburg Portfolio Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	671,759	$(4,215)	$66,600	No	No

(1)  Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.

(2)  The 7468 Candlewood Road project is currently being redeveloped into approximately 356,000 rentable square feet of warehouse/flex space.

(3) In the first quarter of 2008, 53,575 square feet were sold, and we realized a $554,000 gain, net of income taxes and minority interests.

(4)  Of this joint venture entity, one building totaling 151,800 square feet is currently under construction.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2008	2007
	March 31	December 31	September 30	June 30	March 31

Total Assets or Denominator for Debt to Total Assets	$2,936,744	$2,931,853	$2,916,023	$2,854,729	$2,814,723
Accumulated depreciation	303,694	288,732	270,899	255,571	236,955
Intangible assets on real estate acquisitions, net	102,647	108,661	116,368	123,861	131,934
Assets other than assets included in investment in real estate	(319,665)	(327,899)	(330,590)	(329,638)	(340,038)

Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,023,420	$3,001,347	$2,972,700	$2,904,523	$2,843,574

GAAP Revenues from Real Estate Operations	$97,280	$94,662	$94,245	$90,494	$89,009
Revenues from discontinued operations	141	454	593	676	1,386
Combined Real Estate Revenues	$97,421	$95,116	$94,838	$91,170	$90,395

GAAP Revenues from Real Estate Operations	$97,280	$94,662	$94,245	$90,494	$89,009
Property operating expenses	(34,563)	(31,099)	(31,602)	(29,046)	(31,583)
Revenues from discontinued operations	141	454	593	676	1,386
Property operating expenses from discontinued operations	(166)	(283)	(663)	(349)	(504)
Combined Net Operating Income	$62,692	$63,734	$62,573	$61,775	$58,308

GAAP Net Operating Income for Same Office Properties	$53,575	$53,572	$53,758	$53,944	$52,846
Less: Straight-line rent adjustments	(1,722)	(1,781)	(2,368)	(2,046)	(2,275)
Less: Amortization of deferred market rental revenue	(376)	(429)	(555)	(429)	(490)
Cash Net Operating Income for Same Office Properties	$51,477	$51,362	$50,835	$51,469	$50,081
Less: Lease termination fees, gross	(99)	(200)	(610)	(921)	(1,160)
Cash Net Operating Income for Same Office Properties, adjusted for lease termination fees	$51,378	$51,162	$50,225	$50,548	$48,921

Depreciation and amortization	$24,937	$25,933	$26,070	$26,880	$25,997
Depreciation and amortization from discontinued operations	7	674	196	207	303
Combined real estate related depreciation and other amortization	$24,944	$26,607	$26,266	$27,087	$26,300

Total tenant improvements and incentives on operating properties	$3,847	$2,692	$4,605	$7,673	$6,517
Total capital improvements on operating properties	1,017	4,748	2,514	2,387	1,581
Total leasing costs for operating properties	1,245	1,850	719	2,014	2,979
Less: Nonrecurring tenant improvements and incentives on operating properties	(795)	(811)	(1,887)	(3,636)	(5,858)
Less: Nonrecurring capital improvements on operating properties	(502)	(1,442)	(1,198)	(1,446)	(408)
Less: Nonrecurring leasing costs for operating properties	(30)	(575)	(89)	(494)	(1,698)
Add: Recurring improvements on operating properties held through joint ventures	—	42	—	28	28
Recurring capital expenditures	$4,782	$6,504	$4,664	$6,526	$3,141

Interest expense from continuing operations	$20,329	$20,743	$20,968	$20,437	$19,776
Interest expense from discontinued operations	21	56	177	637	488
Combined interest expense or denominator for interest coverage	$20,350	$20,799	$21,145	$21,074	$20,264
Scheduled principal amortization	3,820	4,611	3,936	3,696	7,685
Denominator for Debt Service Coverage	$24,170	$25,410	$25,081	$24,770	$27,949
Scheduled principal amortization	(3,820)	(4,611)	(3,936)	(3,696)	(7,685)
Preferred dividends - redeemable non-convertible	4,025	4,025	4,025	4,025	3,993
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$24,540	$24,989	$25,335	$25,264	$24,422

Common dividends for Earnings Payout Ratio	$16,182	$16,097	$16,092	$14,613	$14,529
Common distributions	2,771	2,777	2,777	2,574	2,554
Dividends and distributions for FFO and AFFO Payout Ratio	$18,953	$18,874	$18,869	$17,187	$17,083

Income tax expense from continuing operations	$112	$89	$197	$178	$105
Income tax expense from gain on sales of discontinued operations	—	44	—	—	—
Income tax expense from gain on other sales of real estate	573	1,068	—	3	—
Combined income tax expense	$685	$1,201	$197	$181	$105